UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 20, 2006

                           Cohesant Technologies Inc.
                           --------------------------
             (Exact name of registrant as specified in its chapter)

           Delaware                  1-13484            34-1775913
           --------                  -------            ----------
 (State or other jurisdiction      (Commission         (IRS Employer
       of incorporation            File Number)     Identification No.)


     5845 W. 82nd Street, Suite 102
          Indianapolis, Indiana                             46278
          ---------------------                             -----
  (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (317) 871-7611

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 20, 2006, Cohesant Technologies Inc. reported its operating results for the second and first half ended May 31, 2006. The Press Release is attached hereto as Exhibit 99.1


ITEM 8.01. OTHER EVENTS

On June 20, 2006 Cohesant Technologies Inc. announced that its Board of Directors approved a share repurchase program of up to 100,000 of its issued and outstanding shares of common stock. Additionally, the Board of Directors announced Morton A. Cohen will assume the role of Chairman of the Board of Directors effective on September 1, 2006, the start of the Company's fourth quarter. These announcements are contained in the attached Press Release hereto as Exhibit 99.1


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is furnished pursuant to Item 2.02 and Item 8.01, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Cohesant Technologies Inc.'s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.



            (c) Exhibits.

                       99.1   -   Press Release dated June 20, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                       COHESANT TECHNOLOGIES INC.

Date:    June 20, 2006                 By:    /s/ Robert W. Pawlak
                                       -----------------------------------------
                                       Robert W. Pawlak, Chief Financial Officer